                                                                    EXHIBIT 10.1

                                 AMENDMENT NO. 1
                             TO AMENDED AND RESTATED
                     NOTE AND WARRANT PURCHASE AGREEMENT AND
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS AMENDMENT NO. 1 TO AMENDED AND RESTATED NOTE AND WARRANT PURCHASE AGREEMENT AND AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this "AMENDMENT NO. 1") dated as of September 30, 2004 (the ("AMENDMENT DATE"), is by and between TELENETICS CORPORATION, a California corporation (the "COMPANY"), and the persons and entities listed on EXHIBIT A hereto who sign the signature pages of this Amendment No. 1 (each a "PURCHASER" and collectively, the "PURCHASERS"). All capitalized terms used but not otherwise defined in this Amendment No. 1 shall have the meanings ascribed to them in the Amended and Restated Note and Warrant Purchase Agreement dated as of March 1, 2003 (the "PURCHASE AGREEMENT").

                                 R E C I T A L S
                                 ---------------

         A. As of January 23, 2002, March 1, 2002, and April 1, 2002, the Company entered into Note and Warrant Purchase Agreements, Security Agreements, Registration Rights Agreements, Senior Secured Convertible Promissory Notes and Secured Convertible Promissory Notes (collectively, the "ORIGINAL NOTES"), and Warrants to Purchase Shares of Common Stock (the "ORIGINAL WARRANTS") of the Company (collectively, the "ORIGINAL DOCUMENTS") with the Purchasers.

         B. As of March 1, 2003, the Company entered into the Purchase Agreement, Amended and Restated Warrants to Purchase Shares of Common Stock, Amended and Restated Security Agreements, Amended and Restated Registration Rights Agreement, and Amended and Restated Secured Promissory Notes (collectively, the "AMENDED DOCUMENTS") with the Purchasers that replaced the Original Documents. The Amended and Restated Secured Promissory Notes, when referred to separately from the Amended Documents, shall be referred to herein as the "FIRST AMENDED NOTES."

         C. The Company and the Purchasers acknowledge and agree that, due to a variety of factors, the Company is experiencing cash flow problems that negatively impact its ability to meet its obligations to the Purchasers. On or about July 21, 2004, the Company, Dolphin Offshore Partners, L.P. and SDS Merchant Fund, L.P. (on behalf of itself and the other Purchasers (as defined in the Purchase Agreement)) executed into a Consent of Holders of Secured Promissory Notes Due March 1, 2006 pursuant to which the Purchasers each waived any default or other penalty provisions in the Amended Documents, which waiver covers the period from May 15, 2004 through September 30, 2004.

         D. The Company and the Purchasers agree that a restructuring of the debt incurred by the Company pursuant to the Original Documents and the Amended Documents will aid in the ability of the Company to meet its obligations to the Purchasers. Each Purchaser agrees to surrender and deliver its First Amended Note and in exchange therefor shall receive from the Company (i) a Second Amended and Restated Secured Promissory Note (collectively, the "SECOND AMENDED NOTES"), (ii) Principal Stock (as defined below) or warrants (the "ADDITIONAL WARRANTS") to purchase Common Stock (the "ADDITIONAL WARRANT SHARES"), as the case may be, as described in more detail below, and (iii) Inducement Stock (as defined below).

         E. This Amendment No. 1 is intended to amend the Purchase Agreement executed by the parties as part of the Amended Documents.

         F. This Amendment No. 1 has been mutually negotiated between informed, sophisticated, consensual parties over an extended period of time.

         NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchasers agree as follows:

                                A G R E E M E N T
                                -----------------

         1. AMENDED AND RESTATED NOTES. Concurrently with a Purchaser's execution of this Amendment No. 1, the Purchaser shall surrender and deliver to the Company the First Amended Note that was issued to the Purchaser. Upon surrender and delivery by the Purchasers of the First Amended Notes (and the cancellation thereof), and the execution of this Amendment No. 1 by the parties, the Company shall deliver to each Purchaser a Second Amended Note in a form substantially similar to that attached hereto as EXHIBIT B. From the Amendment Date, all references in the Purchase Agreement to a "NOTE" or "NOTES" shall refer to (a) a Second Amended Note or the Second Amended Notes, as the case may be, that has or have been issued to replace any First Amended Notes, and (b) any remaining First Amended Notes. The Company and each Purchaser acknowledges and agrees that the outstanding balance of principal and accrued but unpaid interest on the Purchaser's First Amended Note is the amount set forth next to the Purchaser's name on EXHIBIT A (the "ORIGINAL BALANCES"). The Company has agreed to pay each Purchaser at least twenty percent (20%) of their respective Original Balance by issuing a number of shares of Common Stock ("PRINCIPAL STOCK") or Additional Warrants to purchase an equivalent number of Additional Warrant Shares, as set forth next to each Purchaser's name on EXHIBIT A (no fractional shares will be issued). The principal balance of each of the Second Amended Notes shall equal at most eighty percent (80%) of the Purchasers' respective Original Balances, as set forth next to the Purchasers' names on EXHIBIT A.

         The Company and the Purchasers are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded by Section 4(2) of the Securities Act of 1933 and the rules and regulations promulgated thereunder (the "SECURITIES ACT"), including Regulation D ("REGULATION D"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

         2. ISSUANCE OF COMMON STOCK. As part of the consideration for entering into this Amendment No. 1, as of the Amendment Date, the Company shall issue additional shares of Common Stock (the "INDUCEMENT STOCK") to each of the Purchasers in the amount set forth next to each Purchaser's name on EXHIBIT A.

         3. WAIVER OF PRIOR BREACHES, DEFAULTS, ETC. As part of the consideration for entering into this Amendment No. 1 and receiving the Inducement Stock, each of the Purchasers, as of May 15, 2004 and through and including the Amendment Date, hereby waives any and all rights, remedies, causes of action and any other claims that it may have against the Company relating to any breach, default, penalty, failure to pay or any other transgression or noncompliance on the part of the Company under the terms of the Original Documents or the Amended Documents through the Amendment Date.

         4. RELATION TO AMENDED DOCUMENTS. It is the intention of the Company and the Purchasers that all references to a "Note" or the "Notes" in the Amended Documents shall, from the Amendment Date, refer to the Second Amended Notes that have been issued pursuant hereto and the remaining First Amended Notes, and that all terms and conditions thereof and relevant thereto shall apply to those Second Amended Notes and remaining First Amended Notes.

         5. WARRANTS. As of the Amendment Date, the Company shall issue to those Purchasers who have elected to receive Additional Warrants rather than Principal Stock the Additional Warrants pursuant to a Warrant to Purchase Shares of Common Stock Agreement in form substantially similar to that attached hereto as EXHIBIT C.

         6. REGISTRATION RIGHTS. Each Purchaser that receives shares of Principal Stock, Inducement Stock or Additional Warrants pursuant to this Amendment No. 1, shall have those certain piggyback registration rights and related obligations set forth in EXHIBIT D to this Amendment No. 1. Pursuant to
Section 7(e) of the Amended and Restated Registration Rights Agreement, each Purchaser hereby waives and consents to a departure from the provisions of
Section 7 of the Amended and Restated Registration Rights Agreement to the extent that the "FILING DATE" as defined in the Amended and Restated Registration Rights Agreement is hereby waived and extended such that the Filing Date shall hereafter be deemed to be thirty (30) Business Days (as defined in the Amended and Restated Registration Rights Agreement) after the Holders (as defined in the Amended and Restated Registration Rights Agreement) of a majority of the Registrable Securities have requested, in a signed writing delivered to the Company, that the Company register at least a majority of the Registrable Securities; provided, however, that the Filing Date may be no earlier than May 31, 2005. If each of the Purchasers, as the term Purchaser is defined in the Amended and Restated Registration Rights Agreement, is a party to this Amendment No. 1 or otherwise consents, then Section 7(e) of the Amended and Restated Registration Rights Agreement shall hereby be deemed to be amended and restated to read in its entirety as follows:

         (e) AMENDMENTS AND WAIVERS. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Holders of at least a majority of the Registrable Securities to which such waiver or consent relates.

         7. LEGEND. Each certificate representing Common Stock, the Additional Warrants and the Additional Warrant Shares shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required by applicable state securities or "BLUE SKY" laws):

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT AND UNDER APPLICABLE STATE SECURITIES LAWS OR TELENETICS CORPORATION SHALL HAVE RECEIVED AN OPINION OF ITS COUNSEL THAT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND UNDER THE PROVISIONS OF APPLICABLE STATE SECURITIES LAWS IS NOT REQUIRED.

         The Company agrees to reissue certificates representing any of Inducement Stock, Principal Stock or Additional Warrant Shares, without the legend set forth above if at such time, prior to making any transfer of any such securities, such holder thereof shall give written notice to the Company describing the manner and terms of such transfer and removal as the Company may reasonably request. Such proposed transfer or legend removal will not be effected until: (a) the Company has notified such holder that either (i) in the opinion of Company counsel, the registration of Inducement Stock, Principal Stock or Additional Warrant Shares under the Securities Act is not required in connection with such proposed transfer; or (ii) a registration statement under the Securities Act covering such proposed disposition has been filed by the Company with the Commission and has become effective under the Securities Act; and (b) the Company has notified such holder that either: (i) in the opinion of Company counsel, the registration or qualification under the securities or "BLUE SKY" laws of any state is not required in connection with such proposed disposition, or (ii) compliance with applicable state securities or "BLUE SKY" laws has been effected. The Company will use its best efforts to respond to any such notice from a holder within five (5) days. In the case of any proposed transfer under this SECTION 7, the Company will use reasonable efforts to comply with any such applicable state securities or "BLUE SKY" laws, but shall in no event be required, in connection therewith, to qualify to do business in any state where it is not then qualified or to take any action that would subject it to tax or to the general service of process in any state where it is not then subject. The restrictions on transfer contained in SECTION 7 shall be in addition to, and not by way of limitation of, any other restrictions on transfer contained in any other section of the Purchase Agreement.

         8. ACCREDITED INVESTOR. Each Purchaser continues to be an accredited investor (as defined in Rule 501 of Regulation D), and such Purchaser has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Second Amended Notes, the Principal Stock, the Additional Warrants, the Additional Warrant Shares and the Inducement Stock, as the case may be. Each Purchaser acknowledges that an investment in such securities is speculative and involves a high degree of risk.

         9. INTEGRATION. SECTION 8.3 of the Purchase Agreement and the integration clause contained therein shall, from the Amendment Date, be deemed to include this Amendment No. 1.

         10. ADDRESS CHANGE. The Company's address in SECTION 8.4 of the Purchase Agreement is hereby changed to the following:

                  Telenetics Corporation
                  39 Parker
                  Irvine, California 92618
                  Attention:  President
                  Attention:  Chief Financial Officer
                  Telecopier:  (949) 455-9324
                  Telephone:  (949) 455-4000

         11. OTHER PROVISIONS UNCHANGED. All terms, conditions and provisions of the Purchase Agreement not amended or otherwise affected by this Amendment No. 1 shall remain in full force and effect. If any conflict arises or exists between the provisions of this Amendment No. 1 and the Purchase Agreement, this Amendment No. 1 shall control.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed by their respective authorized officers as of the date first above written.

COMPANY:                               TELENETICS CORPORATION

                                       By: /S/ David L. Stone
                                          --------------------------------------
                                            Name:  David L. Stone
                                            Title: President

PURCHASERS:                            SDS CAPITAL GROUP SPC, LTD.

                                       By: /S/ Scott Derby
                                          --------------------------------------
                                            Name:  Scott Derby
                                            Title: General Counsel

                                       /S/ Jeremy Bond
                                       -----------------------------------------
                                       JEREMY BOND


                                       -----------------------------------------
                                       JOHN BERTSCH

                                       GARY ARNOLD AND PATRICIA ARNOLD,
                                       Joint Tenants with Right of Survivorship

                                       By: /S/ Gary Arnold
                                          --------------------------------------
                                            Name:  Gary Arnold

                                       By: /S/ Patricia Arnold
                                          --------------------------------------
                                            Name:  Patricia Arnold

                                       /S/ Denis Fortin
                                       -----------------------------------------
                                       DENIS FORTIN

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                       SHADOW CAPITAL LLC

                                       By: /S/ B. Kent Garlinghouse
                                          --------------------------------------
                                            Name:  B. Kent Garlinghouse
                                            Title: Manager

                                       DRAGON COEUR LLC II-D

                                       By: /S/ E. H. Arnold
                                          --------------------------------------
                                            Name:  E. H. Arnold
                                            Title:
                                                   -----------------------------


                                       -----------------------------------------
                                       DAVID RANDOM


                                       -----------------------------------------
                                       JOSEPH REGAN

                                       THE SANFORD R. PENN, JR. TRUST
                                       DATED APRIL 30, 2002

                                       By:
                                          --------------------------------------
                                            Sanford R. Penn, Jr., Trustee

                                       /S/ Michael N. Taglich
                                       -----------------------------------------
                                       MICHAEL N. TAGLICH

                                       /S/ Robert F. Taglich
                                       -----------------------------------------
                                       ROBERT F. TAGLICH

                       [SIGNATURES CONTINUED ON NEXT PAGE]

                                     TAG KENT PARTNERS

                                     By: /S/ Michael N. Taglich
                                        ----------------------------------------
                                          Name:  Michael N. Taglich
                                          Title: General Partner


                                     -------------------------------------------
                                     CHARLES S. BRAND


                                     -------------------------------------------
                                     MICHAEL J. FOURTICQ

                                     /S/ Keith Becker
                                     -------------------------------------------
                                     KEITH BECKER

                                     /S/ Lloyd B. Embry
                                     -------------------------------------------
                                     LLOYD B. EMBRY


                                     -------------------------------------------
                                     JOHN R. WORTHINGTON TRUST

                                     By: /S/ John R. Worthington
                                         ---------------------------------------
                                          John R. Worthington, Trustee

                                     DOLPHIN DIRECT EQUITY PARTNERS, L.P.

                                     By:  Dolphin Advisors, LLC, General Partner

                                          By: /S/ Peter E. Salas
                                              ----------------------------------
                                              Name:  Peter E. Salas
                                              Title: Managing Member

                                                         EXHIBIT A
                                                         ---------

                                                    LIST OF PURCHASERS

------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
                                                                                       NUMBER OF
                                                                                      ADDITIONAL
                                                                                    WARRANT SHARES
                                                                                    UNDERLYING THE
                                                                                      ADDITIONAL
                                       ORIGINAL                       NUMBER OF        WARRANTS         NUMBER OF
                                        BALANCE                       SHARES OF      ISSUED AS OF       SHARES OF
                                      (PRINCIPAL     DOLLAR AMOUNT    PRINCIPAL      THE AMENDMENT     INDUCEMENT
                                          AND          OF SECOND     STOCK ISSUED       DATE FOR       STOCK ISSUED
             NAMES AND                INTEREST AS       AMENDED       AS OF THE        PRINCIPAL          AS OF
    ADDRESSES OF PURCHASERS (1)      OF 9-30-04)($)     NOTE ($)    AMENDMENT DATE     REDUCTION     AMENDMENT DATE
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
SDS Capital Group SPC, Ltd.            1,202,902.43     962,321.95          -0-       3,286,619          721,741
53 Forest Avenue, 2nd Floor
Old Greenwich, CT 06870
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Jeremy Bond                               36,359.67      29,087.74      99,343               -0-          21,816
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
John R. Bertsch                           36,359.67      29,087.74      99,343               -0-          21,816
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Gary Arnold and Patricia Arnold,          36,359.67      29,087.74      99,343               -0-          21,816
Joint Tenants with Right of
Survivorship
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Denis Fortin                              36,359.67      29,087.74      99,343               -0-          21,816
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Shadow Capital LLC                        36,359.67      29,087.74      99,343               -0-          21,816
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Dragon Coeur LLC II-D                     72,719.31      58,175.45     198,687               -0-          43,632
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
David Random                              18,179.83      14,543.87      49,672               -0-          10,908
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Joseph F. Regan                           18,179.83      14,543.87      49,672               -0-          10,908
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
The Sanford R. Penn Trust                 18,179.83      14,543.87      49,672               -0-          10,908
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Michael N. Taglich                        18,179.83      14,543.87      49,672               -0-          10,908
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Robert F. Taglich                         18,179.83      14,543.87      49,672               -0-          10,908
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Tag Kent Partners                         81,798.68      65,438.95     223,494               -0-          49,079
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Charles S. Brand                          16,760.57      13,408.46      45,794               -0-          10,056
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Michael J. Fourticq                       40,597.84      32,478.28     110,923               -0-          24,359
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Keith Becker                              22,513.09      18,010.48      61,511               -0-          13,508
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Lloyd B. Embry                            22,513.09      18,010.47      61,511               -0-          13,508
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
John R. Worthington Trust                 22,513.09      18,010.47      61,511               -0-          13,508
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------
Dolphin Direct Equity Partners, L.P.   1,903,334.22   1,522,667.38   5,200,367               -0-       1,142,001
129 East 17th Street
New York, N.Y. 10003
------------------------------------ -------------- -------------- ---------------- ---------------- ----------------

(1) Unless otherwise stated, the address of each Purchaser is c/o Taglich Brothers, Inc., 1370 Avenue of the Americas, 31st Floor, New York, NY 10019.

                                    EXHIBIT B
                       FORM OF SECOND AMENDED AND RESTATED
                             SECURED PROMISSORY NOTE


[See Exhibit 10.2 to this Form 8-K]

                                    EXHIBIT C
               FORM OF WARRANT TO PURCHASE SHARES OF COMMON STOCK

[See Exhibit 10.3 to this Form 8-K]

                                    EXHIBIT D
                               REGISTRATION RIGHTS

1. PIGGY-BACK REGISTRATION. If at any time when there is not an effective federal registration statement covering (i) Principal Stock, (ii) Inducement Stock or (iii) Additional Warrant Shares (collectively, "SECURITIES"), the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder of Securities that are not then registered ("REGISTRABLE SECURITIES") written notice of such determination and, if within ten (10) days after receipt of such notice, any such Holder shall so request in writing, (which request shall specify the Registrable Securities intended to be disposed of by the Holders), the Company will cause the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the Holder, to the extent requisite to permit the disposition of the Registrable Securities so to be registered, provided that if at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to such Holder and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration and
(ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities being registered for the same period as the delay in registering such other securities. The Company shall include in such registration statement all or any part of such Registrable Securities such Holder requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities that are eligible for sale pursuant to Rule 144(k) of the Securities Act; and provided further, that the Holder has promptly furnished in writing to the Company or the Company's counsel such information as the Company or the Company's counsel shall reasonably require in connection with the registration statement.

         In the case of an underwritten public offering, if the managing underwriter(s) or underwriter(s) should reasonably object to the inclusion of the Registrable Securities in such registration statement, then if the Company after consultation with the managing underwriter should reasonably determine that the inclusion of such Registrable Securities, would adversely affect the offering contemplated in such registration statement, and based on such determination recommends inclusion in such registration statement of fewer or none of the Registrable Securities of the Holders, then (x) the number of Registrable Securities of the Holders included in such registration statement shall be reduced pro rata among such Holders (based upon the number of Registrable Securities requested to be included in the registration), if the

Company after consultation with the underwriter(s) recommends the inclusion of fewer Registrable Securities, or (y) none of the Registrable Securities of the Holders shall be included in such registration statement, if the Company after consultation with the underwriter(s) recommends the inclusion of none of such Registrable Securities; provided, however, that if securities are being offered for the account of other persons or entities as well as the Company, such reduction shall not represent a greater fraction of the number of Registrable Securities intended to be offered by the Holders than the fraction of similar reductions imposed on such other persons or entities (other than the Company).

2.       INDEMNIFICATION.

         (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of the Purchase Agreement, indemnify and hold harmless each Holder, the officers, directors, agents, brokers (including brokers who offer and sell Registrable Securities as principal as a result of a pledge or any failure to perform under a margin call of the Company's common stock), investment advisors and employees of each of them, each Person who controls any such Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, costs of preparation and attorneys' fees) and expenses (collectively, "LOSSES") (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue or alleged untrue statement of a material fact contained in the registration statement, any prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Holder or such other Indemnified Party (as defined below) furnished in writing to the Company by such Holder expressly for use therein, which information was reasonably relied on by the Company for use therein or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the registration statement, such prospectus or such form of prospectus or in any amendment or supplement thereto. The Company shall notify the Holders promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by these registration rights provisions.

         (b) INDEMNIFICATION BY PURCHASERS. The Holders shall, severally and not jointly, indemnify and hold harmless the Company, the directors, officers, agents and employees, each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review), as incurred, arising solely out of or based solely upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any prospectus, or any form of prospectus or form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising solely out of or based solely upon any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, to the extent, but only to the extent, that such untrue statement or omission or alleged untrue statement or omission is contained in any information so furnished in writing by such Holder or other Indemnified Party to the Company specifically for inclusion in the registration statement or such prospectus and that such information was reasonably relied upon by the Company for use in the registration statement, such prospectus or such form of prospectus or to the extent that such information relates to such Holder or such Holder's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Holder expressly for use in the registration statement, such prospectus or such form of prospectus.

         (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any action, claim, suit, investigation or proceeding (including without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened ("PROCEEDING") is brought or asserted against any person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party promptly shall notify the person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to the Purchase Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (2) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or (3) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel (which shall be reasonably acceptable to the Indemnifying Party) that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld or delayed. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and expenses of the Indemnified Party (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with these registration rights provisions) shall be paid to the Indemnified Party, as incurred, within ten (10) business days of written notice thereof to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

         (d) CONTRIBUTION. If a claim for indemnification hereunder is unavailable to an Indemnified Party because of a failure or refusal of a governmental authority to enforce such indemnification in accordance with its terms (by reason of public policy or otherwise), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in these registration rights provisions, any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in these registration rights provisions was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in these registration rights provisions are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.